SUPPLEMENT DATED MAY 1, 2008

TO PROSPECTUS DATED MAY 1, 1997
FOR NEW YORK PREFERRED ADVISOR

ISSUED BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
VARIABLE ACCOUNT K

In the "Distribution of the Contract" section, “National Association of Securities Dealers, Inc.” is replaced with “Financial Industry Regulatory Authority” and “NASD” is replaced with “FINRA”.

Please retain this supplement with your prospectus for future reference.

NY Preferred Advisor 5/08